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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



              Date of earliest event reported:  February 16, 1995


                                K N ENERGY, INC.
         ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




    Kansas                          1-6446                       48-0290000
- --------------------------------------------------------------------------------
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



        370 Van Gordon Street, P.O. Box 281304, Lakewood, CO  80228-8304
- --------------------------------------------------------------------------------
             (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, include area code:(303) 989-1740





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Item 5:  Other Events

         On February 16, 1995 an affiliate of K N Energy, Inc. closed   its
         previously announced acquisition of certain gas gathering and gas storage assets located in Texas from affiliates of Meridian Oil, Inc., and reference is hereby made to the press release dated February 16, 1995, which is filed herewith as an exhibit and incorporated herein by this reference.

Item 7:  Financial Statements, Pro-Forma Financial Information and Exhibits

         (a)      Financial Statements - None

         (b)      Pro-Forma Financial Statements - None

         (c)      Exhibits

                  1.1     Press release dated February 16, 1995


                                 EXHIBIT INDEX

<Caption
Exhibit
Number                        Exhibit Description                      Page
- --------                      -------------------                      ----
1.1                   Press release dated February 16, 1995.            5






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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          K N ENERGY, INC.



                                          By: /s/ William S. Garner, Jr.
                                             -------------------------------
                                             William S. Garner, Jr.
                                             Vice President, General Counsel
                                              and Secretary


Date:    February 16, 1995





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                                 EXHIBIT INDEX


Exhibit
Number                        Exhibit Description                      Page
- --------                      -------------------                      ----
1.1                   Press release dated February 16, 1995.            5






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